SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 26, 2001

DLJ MORTGAGE ACCEPTANCE CORP (as company under a Pooling and Servicing Agreement, dated as of January 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S3)


                          DLJ MORTGAGE ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-10                  13-3460894
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2001 among DLJ Mortgage Acceptance Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     On November 26, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 4, 2001           By: /s/ Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               November 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------

IA1      69,664,201.00     38,503,433.09      3,941,270.15      102,425.61      4,043,695.76      0.00    0.00    34,562,162.94
IIA1     66,945,859.00     39,254,231.80      3,485,018.16      219,053.58      3,704,071.74      0.00    0.00    35,769,213.64
IIP         399,708.55        185,185.40          9,772.57            0.00          9,772.57      0.00    0.00       175,412.83
IIIA1    42,953,236.00     21,681,432.19      2,469,160.58       59,980.81      2,529,141.39      0.00    0.00    19,212,271.61
IIIP      4,168,734.24      2,364,650.32        206,170.32            0.00        206,170.32      0.00    0.00     2,158,480.00
AR1             100.00              0.00              0.00            0.00              0.00      0.00    0.00             0.00
AR2             100.00              0.00              0.00            0.00              0.00      0.00    0.00             0.00
AR3             100.00              0.00              0.00            0.00              0.00      0.00    0.00             0.00
B1       11,634,715.00     11,634,715.00              0.00       76,773.43         76,773.43      0.00    0.00    11,634,715.00
B2        6,576,147.08      6,576,147.08              0.00       46,033.66         46,033.66      0.00    0.00     6,576,147.08
TOTALS  202,342,900.87    120,199,794.88     10,111,391.78      504,267.09     10,615,658.87      0.00    0.00   110,088,403.10

IA2      69,664,201.00     38,503,433.09              0.00      201,536.60        201,536.60      0.00    0.00    34,562,162.94
XI        1,828,693.15      1,010,715.12              0.00        6,110.62          6,110.62      0.00    0.00       907,256.78
XII       9,861,518.91      5,949,258.00              0.00       39,057.80         39,057.80      0.00    0.00     5,434,440.40
IIIA2    42,953,236.00     21,681,432.19              0.00       97,863.42         97,863.42      0.00    0.00    19,212,271.61
XIII        474,612.22        249,583.02              0.00        1,817.00          1,817.00      0.00    0.00       220,795.18
XB1       1,071,804.05      1,071,804.00              0.00        7,099.44          7,099.44      0.00    0.00     1,071,804.00
XB2         195,405.00        195,405.00              0.00        1,372.77          1,372.77      0.00    0.00       195,405.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
--------------------------------------------------------------------------------------------      --------------------------------
            BEGINNING                                                             ENDING                              CURRENT
CLASS       PRINCIPAL            PRINCIPAL      INTEREST          TOTAL         PRINCIPAL         CLASS             PASS-THRU RATE
--------------------------------------------------------------------------------------------      --------------------------------
IA1      552.70041911      56.57525807      1.47027610      58.04553418         496.12516104      IA1               3.520000 %
IIA1     586.35787764      52.05726257      3.27210052      55.32936309         534.30061507      IIA1              6.800000 %
IIP      463.30107274      24.44923933      0.00000000      24.44923933         438.85183342      IIP               0.000000 %
IIIA1    504.76830640      57.48485586      1.39642121      58.88127707         447.28345054      IIIA1             3.420000 %
IIIP     567.23460501      49.45633570      0.00000000      49.45633570         517.77826931      IIIP              0.000000 %
AR1        0.00000000       0.00000000      0.00000000       0.00000000           0.00000000      AR1               9.801100 %
AR2        0.00000000       0.00000000      0.00000000       0.00000000           0.00000000      AR2               9.801100 %
AR3        0.00000000       0.00000000      0.00000000       0.00000000           0.00000000      AR3               9.801100 %
B1     1,000.00000000       0.00000000      6.59865154       6.59865154       1,000.00000000      B1                8.218648 %
B2     1,000.00000000       0.00000000      7.00009587       7.00009587       1,000.00000000      B2                8.718648 %
TOTALS   594.04008919      49.97156676      2.49214125      52.46370801         544.06852243

IA2      552.70041911       0.00000000      2.89297225       2.89297225         496.12516104      IA2               6.281100 %
XI       552.69804013       0.00000000      3.34152288       3.34152288         496.12302644      XI                8.000000 %
XII      603.28008842       0.00000000      3.96062720       3.96062720         551.07539210      XII               8.000000 %
IIIA2    504.76830640       0.00000000      2.27837130       2.27837130         447.28345054      IIIA2             5.580000 %
XIII     525.86724379       0.00000000      3.82838857       3.82838857         465.21174697      XIII              9.000000 %
XB1      999.99995335       0.00000000      6.62382270       6.62382270         999.99995335      XB1               8.250000 %
XB2    1,000.00000000       0.00000000      7.02525524       7.02525524       1,000.00000000      XB2               8.750000 %
--------------------------------------------------------------------------------------------      --------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:
Thomas  Britt
The Chase Manhattan Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-


                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               November 26, 2001

Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                                 57,310.71
                Group 2 Scheduled Principal                                                 92,062.17
                Group 3 Scheduled Principal                                                 52,294.31

                Principal Prepayments
                Group 1 Principal Prepayments                                            3,462,097.71
                Group 2 Principal Prepayments                                            3,276,392.45
                Group 3 Principal Prepayments                                            2,550,705.28

                Curtailment
                Group 1 Curtailment                                                        265,568.33
                Group 2 Curtailment                                                        104,335.48
                Group 3 Curtailment                                                         28,273.24

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                                     0.00
                Group 2 Liquidation Proceeds                                                     0.00
                Group 3 Liquidation Proceeds                                                     0.00

                Gross Interest
                Group 1 Gross Interest                                                     464,533.52
                Group 2 Gross Interest                                                     431,907.62
                Group 3 Gross Interest                                                     251,734.47


Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Class IA1 Unpaid Interest Shortfall                                              0.00
                Class XI Unpaid Interest Shortfall                                               0.00
                Class IIA1 Unpaid Interest Shortfall                                             0.00
                Class XII Unpaid Interest Shortfall                                              0.00
                Class IIIA1 Unpaid Interest Shortfall                                            0.00
                Class IIIA2 Unpaid Interest Shortfall                                            0.00
                Class XIII Unpaid Interest Shortfall                                             0.00
                Class AR1 Unpaid Interest Shortfall                                              0.00
                Class AR2 Unpaid Interest Shortfall                                              0.00
                Class AR3 Unpaid Interest Shortfall                                              0.00
                Class B1 Unpaid Interest Shortfall                                               0.00
                Class XB1 Unpaid Interest Shortfall                                              0.00
                Class B2 Unpaid Interest Shortfall                                               0.00
                Class XB2 Unpaid Interest Shortfall                                              0.00

Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                                    45,393,328.87
                Group 2 Beginning Collateral Balance                                    46,099,975.05
                Group 3 Beginning Collateral Balance                                    28,706,497.59

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                                       41,452,058.72
                Group 2 Ending Collateral Balance                                       42,605,184.32
                Group 3 Ending Collateral Balance                                       26,031,166.69

Sec. 4.06(vi)   Senior Percentage
                Group1 Senior Percentage                                                     100.00 %
                Group2 Senior Percentage                                                     100.00 %
                Group3 Senior Percentage                                                     100.00 %

                Subordinate Percentage
                Group1 Subordindate Percentage                                                 0.00 %
                Group2 Subordinate Percentage                                                  0.00 %
                Group3 Subordinate Percentage                                                  0.00 %

Sec. 4.06(vii)  Servicing Fees
                Group1 Servicing Fee                                                        18,913.89
                Group2 Servicing Fee                                                        43,480.83
                Group3 Servicing Fee                                                        13,830.33

Sec. 4.06(ix)   Advances
                Group1 Advances                                                                 0.00
                Group2 Advances                                                                 0.00
                Group3 Advances                                                                 0.00

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               November 26, 2001


Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Group 1
                Category              Number        Principal Balance     Percentage

                1 Month                 10              416,409.13         1.00 %
                2 Month                  6              383,395.56         0.92 %
                3 Month                  8              433,997.84         1.05 %
                Total                   24            1,233,802.53         2.97 %

                         Group 2
                Category              Number        Principal Balance     Percentage

                1 Month                 13              417,211.95         0.98 %
                2 Month                  4              123,977.60         0.29 %
                3 Month                  5              172,992.81         0.41 %
                Total                   22              714,182.36         1.68 %

                         Group 3
                Category              Number        Principal Balance     Percentage

                1 Month                  8              234,527.32         0.90 %
                2 Month                  2              141,879.56         0.55 %
                3 Month                  5              233,285.72         0.90 %
                 Total                  15              609,692.60         2.35 %
                         Group Totals

                Category              Number        Principal Balance     Percentage

                1 Month                 31            1,068,148.40         0.97 %
                2 Month                 12              649,252.72         0.59 %
                3 Month                 18              840,276.37         0.76 %
                 Total                  61            2,557,677.49         2.32 %



                -------------------------------------------------------------------------

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


                         Group 1
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 2
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 3
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                      Group Totals
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %

                -------------------------------------------------------------------------

Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans


                         Group 1
                  Number        Principal Balance           Percentage
                       0                    0.00                  0.00 %

                         Group 2
                  Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                         Group 3
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                      Group Totals
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                -------------------------------------------------------------------------
                                      -8-

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               November 26, 2001

Sec. 4.06(xiv)    Senior Prepayment Percentage
                  Group I Senior Prepayment Percentage                                     100.00 %
                  Group II Senior Prepayment Percentage                                    100.00 %
                  Group III Senior Prepayment Percentage                                   100.00 %

Sec. 4.06(xv)     Subordinate Prepayment Percentage
                  Group I Subordinate Prepayment Percentage                                  0.00 %
                  Group II Subordinate Prepayment Percentage                                 0.00 %
                  Group III Subordinate Prepayment Percentage                                0.00 %

Sec. 4.06(xvi)    Current Realized Losses
                  Group1 Current Realized Losses                                              0.00
                  Group2 Current Realized Losses                                              0.00
                  Group3 Current Realized Losses                                              0.00

                  Cumulative Realized Losses
                  Group1 Cumulative Realized Losses                                           0.00
                  Group2 Cumulative Realized Losses                                           0.00
                  Group3 Cumulative Realized Losses                                           0.00

Sec. 4.6(xvii)    Special Hazard Coverage Amount                                      1,100,884.10

                  Bankruptcy Loss Coverage Amount                                       100,000.00

                  Trustee Fee                                                             1,001.67
                  Loss Mitigation Fee                                                       500.83
                  Pool Insurance Fee                                                    168,537.62
                  Special Hazard Fee                                                     15,826.31
                  Certificate Insurer Premium                                             2,006.16

                                      -9-



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